U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2005

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

           Delaware                     000-18980               62-1407522
           --------                     ---------               ----------
  (State or jurisdiction of      (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                          -----------------------------

Wall Street Center, 14 Wall Street, 20th Floor, New York, New York      10005
------------------------------------------------------------------      -----
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:      (212) 618-1712
                                                         --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         As used in this report,  the terms "we", "us",  "our", "our company" or
"HQSM"  refer  to  HQ  Sustainable   Maritime   Industries,   Inc.,  a  Delaware
corporation.

         On August 14, 2005, we announced our financial results for the second quarter ended June 30th, 2005, as reported in its Form 10-QSB filed with the Securities and Exchange Commission on August 12th, 2005.

         A copy of the press release  containing  this  announcement is filed as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1     Press Release, dated August 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2005

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

                    By: /s/ Norbert Sporns
                       --------------------------------------------
                       Name: Norbert Sporns
                       Title: Chief Executive Officer and President